EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mark A. Wolters and Thomas L. Gray, Jr. as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments and post-effective amendments to that certain Registration Statement of Carnegie Bancorp on Form S-8, and to file the same with all exhibits thereto, and grants unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in one or more counterparts.

     The foregoing Power of Attorney was prepared in conjunction with the Registration Statement on Form S-8 and has been duly signed by the following persons in the capacities and dates indicated.


   Signature                         Title                        Date
   ---------                         -----                        ----

/s/ MARK A. WOLTERS                Director                   June 12, 1997
--------------------------
    Mark A. Wolters


/s/ BRUCE A. MAHON                 Director                   June 12, 1997
--------------------------
    Bruce A. Mahon


/s/ MICHAEL E. GOLDEN              Director                   June 12, 1997
--------------------------
    Michael E. Golden


/s/ THEODORE H. DOLCI, JR.         Director                   June 12, 1997
--------------------------
    Theodore H. Dolci, Jr.


/s/ JAMES E. QUACKENBUSH           Director                   June 12, 1997
--------------------------
    James E. Quackenbush


/s/ STEVEN L. SHAPIRO              Director                   June 12, 1997
--------------------------
    Steven L. Shapiro


/s/ SHELLY M. ZEIGER               Director                   June 12, 1997
--------------------------
    Shelley M. Zeiger


/s/ RICHARD P. ROSA                Executive Vice             June 12, 1997
---------------------------         President (Chief
    Richard P. Rosa                 Financial Officer)


/s/ THOMAS L. GRAY                 Director                   June 12, 1997
--------------------------
    Thomas L. Gray